UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 1, 2006
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-32265 (Commission file number)	760753089 (I.R.S. Employer Identification Number)
805 Las Cimas Parkway, Suite 400
Austin, TX 78746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     The information set forth in Item 5.02 is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
     On March 1, 2006, the acquisition (the “Acquisition”) of Royal Properties’ portfolio of 13 student housing properties (the “Royal Portfolio”) pursuant to a Contribution and Sale Agreement, dated as of December 2, 2005, as amended, among American Campus Communities, Inc. (the “Company”), and American Campus Communities Operating Partnership LP, the Company’s operating partnership (the “Operating Partnership”), on one hand, and entities affiliated with Royal Properties (the “Contributors”), on the other hand (as amended, the “Contribution Agreement”), was completed. Consideration for the Acquisition was paid as follows:
(i)	the issuance of 2,090,601 common units of limited partnership interest in the Operating Partnership (“Units”) valued at $23.50 per Unit and 114,965 preferred Units valued at $26.75 per Unit, each of which Unit is exchangeable after a one-year lockout period into one share of common stock of the Company;

(ii)	the assumption of approximately $123.6 million in property level debt; and

(iii)	$68.5 million in cash.
     The Units issued in the Acquisition were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered and sold in the United States absent registration or an applicable exemption from registration. The Company and the Operating Partnership relied upon exemptions contained in Regulation D promulgated under the Securities Act to issue the shares without registration. The Company has agreed to file a registration statement registering the resale of shares of common stock issuable upon the exchange of such Units pursuant to a registration rights agreement, the form of which is filed as Exhibit 99.3 to this Report and incorporated herein by reference.
     The Contribution Agreement and the First, Second, Third and Fourth Amendments thereto, which have been filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, to the Current Report on Form 8-K of the Company filed on February 13, 2006, are incorporated into this Item 2.01 by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     As indicated under Item 2.01, on March 1, 2006, the Operating Partnership issued 2,090,601 common Units and 114,965 preferred Units in the Acquisition that were not registered under the Securities Act. See Item 2.01 for additional information regarding the Units.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     Pursuant to the Contribution Agreement, effective March 1, 2006, Michael J. Henneman, who is a principal of the Contributors and certain other entities affiliated with the Contributors, was appointed to the Board of Directors of the Company. In connection therewith, Mr. Henneman and the Company entered into an agreement pursuant to which, among other things, Mr. Henneman agreed to comply with the Company’s policies applicable to all directors and the Company agreed to cause Mr. Henneman to be nominated for reelection by the stockholders of the Company as a member of the Board so long as recipients of Units issued at the closing of the Acquisition continue to Beneficially Own (as defined in the Securities Exchange Act of 1934, as amended), on an as if converted basis, Units comprising at least 10% of the then outstanding fully diluted shares of common stock of the Company. A copy of such agreement is filed as Exhibit 99.1 to this Report and incorporated herein by reference.
     Mr. Henneman received 532,263 common Units at the closing of the Acquisition. In his capacity as a limited partner of the Operating Partnership, on March 1, 2006, Mr. Henneman entered into the First Amendment to Amended and Restated Agreement of Limited Partnership of the Operating Partnership that, among other things, sets forth the rights and preferences of such Units; a Registration Rights Agreement pursuant to which the Company has agreed to register common shares into which such Units are exchangeable; and a Tax Matters Agreement that, among other things, will prevent the Operating Partnership from selling the properties comprising the Royal Portfolio under certain circumstances if the limited partners would recognize a taxable gain in such a disposition, copies of which are filed as Exhibits 99.2, 99.3 and 99.4 to this Report, respectively, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
     The required financial statements of the Royal Portfolio as of and for the years ended December 31, 2004, 2003 and 2002 will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.
     (b) Pro Forma Financial Information
     The required pro forma financial information as of December 31, 2005 and for the twelve months ended December 31, 2005 will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
     The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2006	AMERICAN CAMPUS COMMUNITIES, INC.
	By:	/s/ William C. Bayless, Jr.
William C. Bayless, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Title
2.1	Form of Contribution and Sale Agreement, dated as of December 2, 2005, among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership (collectively, the “Contributors”), on the one hand, and the Company and the Operating Partnership, on the other hand. Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed on February 13, 2006 (File No. 001-32265).

2.2	Form of First Amendment to Contribution and Sale Agreement, dated as of December 16, 2005, among the Contributors, on the one hand, and the Company and the Operating Partnership, on the other hand. Incorporated by reference to the Exhibit 99.2 to the Current Report on Form 8-K of the Company filed on February 13, 2006 (File No. 001-32265).

2.3	Form of Second Amendment to Contribution and Sale Agreement, dated as of January 30, 2006, among the Contributors, on the one hand, and the Company and the Operating Partnership, on the other hand. Incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of the Company filed on February 13, 2006 (File No. 001-32265).

2.4	Form of Third Amendment to Contribution and Sale Agreement, dated as of February 7, 2006, among the Contributors, on the one hand, and the Company and the Operating Partnership, on the other hand. Incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K of the Company filed on February 13, 2006 (File No. 001-32265).

2.5	Form of Fourth Amendment to Contribution and Sale Agreement, dated as of February 8, 2006, among the Contributors, on the one hand, and the Company and the Operating Partnership, on the other hand. Incorporated by reference to Exhibit 99.5 to the Current Report on Form 8-K of the Company filed on February 13, 2006 (File No. 001-32265).

99.1	Form of Agreement, dated as of March 1, 2006, between the Company and Michael J. Henneman.

99.2	Form of First Amendment to Amended and Restated Agreement of Limited Partnership of American Campus Communities Operating Partnership LP, dated as of March 1, 2006, between American Campus Communities Holdings LLC and those persons who have executed such amendment as limited partners.

99.3	Form of Registration Rights and Lock-Up Agreement, dated as of March 1, 2006, between the Company and each of the persons who are signatory thereto.

99.4	Form of Tax Matters Agreement, dated as of March 1, 2006, among the Operating Partnership, The Company, American Campus Communities Holdings LLC and each of the limited partners of the Operating Partnership who have executed a signature page thereto.

99.5	Form of Right of First Offer Agreement, dated as of March 1, 2006, between Royal Apartments USA, Inc. and the Company.

99.6	Press release and supplemental analyst package dated March 2, 2005.

99.7*	Audited financial statements of the Royal Portfolio as of and for the years ended December 31, 2003, 2004 and 2005.

99.8*	Unaudited Pro Forma Financial Information as of December 31, 2005.

23.1*	Consent of Ernst & Young LLP.

*	To be filed by amendment.